UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): February 26, 2008
TRANSOCEAN INC.
(Exact name of Registrant as specified in its charter)

CAYMAN ISLANDS (State or jurisdiction of incorporation or organization)	333-75899 (Commission file number)	66-0582307 (I.R.S. employer identification number)

4 GREENWAY PLAZA HOUSTON, TEXAS (Address of principal executive offices)	77046 (Zip code)

70 HARBOUR DRIVE GRAND CAYMAN, CAYMAN ISLANDS (Address of principal executive offices)	KYI-1003 (Zip code)

Registrant’s telephone number, including area code: (713) 232-7500

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (b) On February 26, 2008, Jean P. Cahuzac, Executive Vice President, Assets of Transocean Inc. (the “Company”) notified the Company of his intention to resign as Executive Vice President, Assets to pursue another opportunity outside of the offshore contract drilling business.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRANSOCEAN INC.
Date: March 3, 2008	By:	/s/ Chipman Earle
Chipman Earle
Associate General Counsel and Corporate Secretary